UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2012

COFFEE HOLDING CO., INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32491	11-2238111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3475 Victory Boulevard, Staten Island, New York	10314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 832-0800

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 4, 2012, Coffee Holding Co., Inc. (the “Company”) announced an investment in HealthWISE Gourmet Coffees, LLC (“HealthWISE”), a coffee distributor specializing in a TechnoRoasting process that results in a coffee with lower acidity levels.  The Company is investing $100,000 for an aggregate 20% interest in HealthWise.

Item 9.01.	Financial Statements and Exhibits

(d) exhibits

The press release announcing the new venture is attached hereto as Exhibit 99.1.

99.1	Press release, dated May 4, 2012, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Announces Investment In HealthWISE Gourmet Coffees.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COFFEE HOLDING CO., INC.

Dated: May 4, 2012	By:	/s/ Andrew Gordon
Name: Andrew Gordon
Title: President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 4, 2012, issued by Coffee Holding entitled “Coffee Holding Co., Inc. Announces Investment In HealthWISE Gourmet Coffees.”

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